                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          THREE RIVERS BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                       [Three Rivers Bancorp, Inc. Logo]

                           THREE RIVERS BANCORP, INC.
                             2681 MOSSIDE BOULEVARD
                             MONROEVILLE, PA 15146

March 25, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Three Rivers Bancorp, Inc., to be held at 1:30 p.m., Eastern Daylight Time, on Thursday, April 25, 2002 at the Radisson Hotel Pittsburgh, 101 Mall Boulevard, Monroeville, Pennsylvania 15146.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. Our 2001 Annual Report accompanies this Proxy Statement.

     It is important that your shares be represented at the meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card.

                                          Cordially,

                                          /s/ Terry K. Dunkle
                                          Terry K. Dunkle
                                          Chairman and Chief Executive Officer

                       [Three Rivers Bancorp, Inc. Logo]

                           THREE RIVERS BANCORP, INC.
                             2681 MOSSIDE BOULEVARD
                             MONROEVILLE, PA 15146

         NOTICE OF ANNUAL MEETING OF THREE RIVERS BANCORP SHAREHOLDERS
                   TO BE HELD AT 1:30 P.M. ON APRIL 25, 2002

To the Shareholders of Three Rivers Bancorp, Inc.:

     Notice is hereby given that the annual meeting of shareholders of Three Rivers Bancorp, Inc. will be held on Thursday, April 25, 2002 at 1:30 P.M., Eastern time, at the Radisson Hotel Pittsburgh, 101 Mall Boulevard, Monroeville, PA 15146 for the following purposes:

          1. To elect four (4) Class II directors, each to serve for a three-year term until the annual meeting of shareholders to be held in 2005.

          2. To consider and vote upon a proposal to approve the selection of Ernst & Young LLP as independent auditors for Three Rivers Bancorp for 2002.

          3. To transact any other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

     These items of business are described in the attached proxy statement. Holders of record of Three Rivers Bancorp common stock at the close of business on March 11, 2002, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

     Your vote is very important, regardless of the number of shares you own. Please vote as soon as possible to make sure that your shares are represented at the annual meeting. To vote your shares, you may complete and return the enclosed proxy card. If you are a holder of record, you may also cast your vote in person at the annual meeting.

                                          By order of the Board of Directors of
                                          Three Rivers Bancorp, Inc.

                                          /s/ Donna L Kustra
                                          Donna Lee Kustra
                                          Corporate Secretary

Monroeville, Pennsylvania
March 25, 2002

                           THREE RIVERS BANCORP, INC.
                             2681 MOSSIDE BOULEVARD
                      MONROEVILLE, PENNSYLVANIA 15146-3394

                                PROXY STATEMENT

                                    GENERAL

INTRODUCTION

     The Proxy Statement and enclosed proxy are being mailed to the shareholders of Three Rivers Bancorp, Inc. ("TRBC" or the "Company"), on or about March 25, 2002, in connection with the solicitation of proxies by the Board of Directors of TRBC. The proxies will be voted at the Annual Meeting of the Shareholders of TRBC (the "Annual Meeting") to be held on Thursday, April 25, 2002, at 1:30 P.M., Eastern Time, at the Radisson Hotel Pittsburgh, 101 Mall Boulevard, Monroeville, Pennsylvania 15146. TRBC's Annual Report on Form 10-K accompanies this Proxy Statement. It should not be regarded as proxy solicitation material.

                         ADDITIONAL INFORMATION FOR THE
                      THREE RIVERS BANCORP ANNUAL MEETING

     At the TRBC annual meeting, holders of record of TRBC common stock on March 11, 2002 will be asked to vote for four directors to serve a three-year term expiring at the annual meeting to be held in 2005 and until their successors are duly elected and to approve the selection of Ernst & Young LLP as independent auditors for TRBC for 2002. The enclosed proxy is solicited by the Board of Directors of TRBC. The enclosed proxy, when properly executed and received by the Secretary of TRBC prior to the meeting, and not revoked, will be voted in accordance with the directions indicated thereon. If no directions are indicated, the proxy will be voted for each nominee for election as a director and for the selection of auditors. If any other matter should be presented at the annual meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in accordance with the discretion of the person or persons holding such proxy. Proxies may be revoked by shareholders at any time prior to the voting of the proxy by written notice to the Secretary of TRBC, by submitting a properly executed later dated proxy or by voting in person at the annual meeting.

     As of the close of business on March 11, 2002, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, TRBC had issued and outstanding 8,535,773 shares of common stock. Each share of common stock is entitled to one vote at the annual meeting on all matters to be acted upon at the meeting. TRBC's shareholders are entitled to "cumulative" voting with respect to the election of directors. This means that a shareholder may cast in favor of one or more nominees for director the number of votes that is determined by multiplying the number of shares held by that shareholder by the number of directors to be elected at the meeting. Accordingly, if a shareholder holds 100 shares of common stock, and four directors are to be elected at the annual meeting, that shareholder will be entitled to cast 400 votes in the election of directors. That shareholder may cast all 400 votes in favor of one nominee, or distribute them among multiple nominees as that shareholder so determines. The persons named in the accompanying form of proxy will cumulate votes in their discretion except to the extent that authority to so cumulate votes is withheld by the shareholder on the proxy.

     Directors will be elected by a plurality vote of the holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Approval of the selection of auditors will require the affirmative vote of a majority of the votes cast at the annual meeting. Brokers holding shares for customers have authority to vote as to the election of directors and the approval of auditors even if they have not received instructions from the beneficial owners. With respect to the election of directors, votes may be cast in favor or withheld, and the four persons receiving the highest number of votes will be elected as directors. With respect to the approval of auditors, votes may be cast in favor, against or a shareholder may abstain. Abstentions will not count as votes cast for purposes of determining whether the selection of auditors has been approved.

     If a shareholder participates in TRBC's Dividend Reinvestment and Common Stock Purchase Plan, the proxy card sent to such shareholder will represent the number of shares registered in the shareholder's name and the number of shares, including fractional shares, credited to the shareholder's Dividend Reinvestment Plan account.

     If the enclosed form of proxy is appropriately marked, signed and returned in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election of the nominees of TRBC's Board of Directors.

QUORUM

     Under TRBC's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast, constitutes a quorum for the transaction of business at the Annual Meeting.

                             ELECTION OF DIRECTORS

     The Board of Directors of TRBC currently consists of 17 members divided into three classes. At the annual meeting, four directors are to be elected Class II directors to hold office for a three-year term until the annual meeting of shareholders to be held in 2005 and until their successors are elected and qualified. The enclosed proxy will be voted for election of the four nominees named in the following table. The election of these directors has been proposed and recommended by the Board of Directors. If any nominee shall, prior to the meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such nominee, if any, as may be recommended by the Board of Directors.

     Under TRBC's By-laws, a shareholder intending to nominate any person for election as a director of TRBC may do so by written notice, delivered or mailed by first class mail, postage prepaid, to the Secretary of TRBC not less than ninety days prior to the date of a shareholders' meeting called for the election of directors; provided, however, that if less than twenty one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of TRBC not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to shareholders. Each notice of nominations that is made by a shareholder shall set forth: (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of capital stock of TRBC that are beneficially owned by each such nominee. The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Except as noted above, it is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of TRBC or Three Rivers Bank and Trust Company ("Three Rivers Bank") and each of whom has expressed his or her willingness to serve, or for any substitute nominee or nominees designated by the TRBC Board of Directors in the event any nominee or nominees become unavailable for election. The TRBC Board of Directors has no reason to believe that any of the nominees will not serve if elected.

     The age, position with TRBC, period of service as a director of TRBC, business experience during the past five years and directorships in other companies for each nominee for election and for each director whose term will continue after the meeting are set forth below:

NOMINEES FOR CLASS II DIRECTORS TO BE ELECTED FOR TERMS TO EXPIRE IN 2005

     J. Thomas Allen, Age 46; Director since July 2001. President of Advanced Investment Management, L.P. (an investment advisory firm based in Pittsburgh).

     I.N. Rendall Harper, Jr., Age 63; Director since April 2000. President and Chief Executive Officer of American Micrographics Company, Inc. since 1977 (record service and data conversion company).

     W. Harrison Vail, Age 61; Director since April 2000. President and Chief Operating Officer of Three Rivers Bank and Trust Company since April 2000. President and Chief Executive Officer of Three Rivers Bank and Trust Company, 1985 to 2000.

     Charles R. Zappala, Age 53; Director since April 2000. Chairman of Russell, Rea, Zappala & Gomulka Holdings, Inc. since 1994 (investment banking holding company). Other directorships: RRZ Investment Management, Inc. and MDL Capital Management, Inc.

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2003

     Michael F. Butler, Age 66; Director since April 2000. International business consultant and private legal practice since 1992.

     James R. Ferry, Age 63; Director since April 2000. Chairman of Ferry Electric Company since 1998. President of Ferry Electric Company prior to 1998.

     Steven J. Guy, Age 42; Director since April 2000. Chief Financial Officer and Vice President of Finance of Oxford Development Company since August 1997 (real estate investment company). Officer and Director of Oxford Real Estate Advisors, Inc. since July 1995.

     Stephen I. Richman, Age 69; Director since April 2000. Partner of Richman & Smith Law Firm since 1995. President and Director of Washington Trust Building, Inc. since 1991 (real estate and investment company) and President and Director of W.T.B. Garage, Inc, since 1994.

     Edward W. Seifert, Age 63; Director since April 2000. Partner, Reed Smith LLP since 1977 (law firm).

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2004

     Clifford A. Barton, Age 73; Director since April 2000. Retired. Former Chairman, President, and Chief Executive Officer of AmeriServ Financial, Inc., formerly known as USBANCORP, Inc., from 1987 to 1994 (commercial bank). Trustee of Crown American Realty Trust commercial real estate developer.

     Terry K. Dunkle, Age 60; Director since April 2000. Chairman and Chief Executive Officer of Three Rivers Bancorp since April 2000. Chairman, President, and Chief Executive Officer of AmeriServ Financial, Inc. from 1994 to March 31, 2000.

     J. Terrence Farrell, Age 54; Director since April 2000. Self-employed, licensed attorney in the Commonwealth of Pennsylvania since 1977.

     Marylouise Fennell, Ed.D., Age 62; Director since April 2000. Higher education consultant since 1989.

     Gerald B. Hindy, Age 42; Director since July 2001. Owner and operator of LLGC, Inc. since 1998 (private investment company). Vice Chairman of Three Rivers Bancorp, Inc. since July 2001. Former Vice Chairman of the Pennsylvania Capital Bank from 1999 to 2001.

     Charles A. Warden, Age 48; Director since July 2001. CEO of Mid Atlantic Capital Group, Inc (a diversified financial services firm). Chairman and CEO of Pennsylvania Capital Bank from 1998 to 2001.

     The Board of Directors met eleven times in 2001. Each director attended over 75% of the Board and Committee meetings occurring during his or her period of service, except Mr. J. Thomas Allen and Mr. James R. Ferry. Mr. Allen joined the Board in July 2001, and prior commitments prohibited him from attending 75% of the meetings until 2002. Mr. Ferry did not attend over 75% of the meetings due to health related issues.

     The Board of Directors has an Audit Committee, Compensation Committee, Executive Committee, Investment Asset/Liability Committee (ALCO), Nominating Committee and Strategic Planning Committee. The Audit Committee met 7 times in 2001, the Compensation Committee met once in 2001, the

Executive Committee and the Nominating Committee did not meet in 2001, the Investment ALCO met 3 times in 2001, and the Strategic Planning Committee met 4 times in 2001.

COMPENSATION OF DIRECTORS

     In 2001, each non-employee director was given a retainer of $6,000 paid in shares of TRBC's common stock. All directors receive $500 for each board meeting attended, and $400 for each committee meeting attended. All directors of Three Rivers Bancorp, Inc. are also directors of Three Rivers Bank. These directors received an additional $400 for each Three Rivers Bank committee meeting attended. Directors are compensated $200 for participating in each committee meeting attended by telephone.

MEMBERSHIP OF COMMITTEES DURING 2001

     AUDIT COMMITTEE: Michael F. Butler (Chairman), Jerome M. Adams, James R. Ferry, Steven J. Guy, I.N. Rendall Harper and Richard W. Kappel;

     COMPENSATION COMMITTEE: Clifford A. Barton (Chairman), Marylouise Fennell, I.N. Rendall Harper, Jr. and Charles R. Zappala.

     EXECUTIVE COMMITTEE:  Terry K. Dunkle (Chairman), Jerome M. Adams, Clifford
A. Barton, Michael F. Butler, Gerald B. Hindy, Richard W. Kappel, Edward W. Seifert, W. Harrison Vail and Charles A. Warden

     INVESTMENT ASSET/LIABILITY COMMITTEE: Steven J. Guy (Chairman), J. Thomas Allen, Clifford A. Barton, Michael F. Butler, Terry K. Dunkle, I.N. Rendall Harper, Jr., Stephen I. Richman and W. Harrison Vail

     NOMINATING COMMITTEE: Terry K. Dunkle (Chairman), Jerome M. Adams, Clifford A. Barton, Michael F. Butler, Gerald B. Hindy, Richard W. Kappel, Edward W. Seifert, W. Harrison Vail and Charles A. Warden

     STRATEGIC PLANNING COMMITTEE: Gerald B. Hindy (Chairman), Clifford A. Barton, Michael F. Butler, Steven J. Guy and Terry K. Dunkle (ex officio member)

     The Audit Committee is responsible for recommending to the Board of Directors the appointment of an independent public accountant to audit the books and accounts of TRBC and its subsidiaries, reviewing the reports of the audit department and the reports of examinations conducted by bank regulators and TRBC's independent public accountants, reviewing the adequacy of internal audit and control procedures, and reporting to the Board of Directors. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors. The members of the Audit Committee are independent as independent is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of corporate officers and for administering the Three Rivers Bancorp Stock Option Plan, the Three Rivers Bancorp Long-Term Incentive Plan, and the Three Rivers Bancorp Executive Annual Incentive Plan.

     The Executive Committee has the authority of the Board of Directors in the intervals between the meetings of the Board so far as may be permitted by law.

     The Investment Asset/Liability Committee reviews the performance of Management's Asset/Liability Committee, ensures policy compliance, and approves any amendments, additions or deletions to the ALCO policy.

     The Strategic Planning Committee's purpose is to act as an intermediary between senior management and the Board of Directors with respect to future planning issues and initiatives when underlying facts are voluminous, complex, or otherwise in need of sustained study. It will be the Committee's responsibility to gather relevant information and necessary support, including outside assistance when appropriate, to reach an informed judgment leading to a recommendation to the full Board.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees TRBC's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements.

     The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of TRBC's accounting principles as applied to the financial statements and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received and discussed with the independent auditors the written disclosures required by the Independence Standards Board Standard No. 1 relating to the auditors' independence from management and TRBC. The Audit Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the independent auditors' independence.

     The Audit Committee discussed with TRBC's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of TRBC's internal controls, and the overall quality of TRBC's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     This report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent that TRBC specifically requests that this report be treated as "soliciting material" or specifically incorporates it by reference into a document filed with the Securities and Exchange Commission.

Submitted by the Audit Committee
of the Board of Directors of Three Rivers Bancorp, Inc.

     Michael F. Butler (Chairman)
     Jerome M. Adams
     James R. Ferry
     Steven J. Guy
     I.N. Rendall Harper
     Richard W. Kappel

               BENEFICIAL OWNERSHIP OF COMMON STOCK BY MANAGEMENT

     The following table sets forth the number of shares of common stock beneficially owned, directly or indirectly, by (i) each director and nominee for director of TRBC, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) the directors and executive officers of TRBC, as a group, as of February 28, 2002.

     Except as noted below, the address of each person listed below is the address of TRBC.

                                                             AMOUNT AND
                                                             NATURE OF
                                                             DIRECT AND
                                         SHARES HELD IN    OTHER INDIRECT    TOTAL AMOUNT OF
                                              TRBC           BENEFICIAL        BENEFICIAL       PERCENT OF
                                          401(K) PLAN        OWNERSHIP       OWNERSHIP(1)(2)      CLASS
                                         --------------    --------------    ---------------    ----------
Jerome M. Adams(3).....................           0            10,609             10,609              *
J. Thomas Allen(4).....................           0           144,032            144,032           1.69%
Clifford A. Barton(5)..................           0            96,854             96,854           1.14%
Michael F. Butler......................           0            16,541             16,541              *
Terry K. Dunkle(6).....................           0           110,413            110,413           1.29%
Anthony M. V. Eramo(7).................         515             5,020              6,535              *
J. Terrence Farrell....................           0             5,224              5,224              *
Marylouise Fennell.....................           0               537                537              *
James R. Ferry(8)......................           0             1,724              1,724              *
Steven J. Guy..........................           0             2,274              2,274              *
I.N. Rendall Harper, Jr................           0             1,274              1,274              *
Gerald B. Hindy(9).....................           0           151,691            151,691           1.78%
Richard W. Kappel(10)..................           0            14,591             14,591              *
Harry G. King(11)......................       2,541             4,423              6,964              *
Vincent W. Locher(12)..................      10,148            10,640             20,788              *
Gary M. McKeown(13)....................       2,305            26,599             28,904              *
Stephen I. Richman.....................           0             2,774              2,774              *
Edward W. Seifert......................           0             7,547              7,547              *
W. Harrison Vail(14)...................      22,141            68,128             90,269           1.06%
Charles A. Warden(15)..................           0           119,146            119,146           1.40%
Charles R. Zappala(16).................           0             1,261              1,261              *
                                             ------           -------            -------
All executive officers and directors as
  a group (21 persons).................      37,650           801,302            839,952(17)       9.84%

---------------
  *  Less than 1%.

 (1) Unless otherwise indicated in a subsequent note, each person named has sole voting and investment power with respect to the shares of common stock shown.

 (2) The number of shares indicated as beneficially owned by each of the directors and named executive officers, and by all directors and officers as a group, and the percentage of common stock outstanding beneficially owned by each person and the group, has been determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934.

 (3) Includes 2,259 shares jointly owned by Mr. Adams and his spouse.

 (4) Includes 107,994 shares held by Advanced Investment Management, Inc, in which Mr. Allen has a 78% ownership interest.

 (5) Includes 52,987 shares held by Mr. Barton's spouse.

 (6) Includes 5,950 shares held by Mr. Dunkle's spouse and options to purchase 49,792 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof.

 (7) Includes 1,717 shares jointly owned by Mr. Eramo and his spouse and options to purchase 4,303 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof.

 (8) Includes 450 shares held by Ferry Electric Company, in which Mr. Ferry has a 51% ownership interest.

 (9) Includes 151,446 shares jointly owned by Mr. Hindy and his spouse.

(10) Includes 1,647 shares held by Fuel Conservation Industries, an energy savings device corporation, of which Mr. Kappel is the President and sole shareholder, and 752 shares held by the Richard W. Kappel Wholesale Company, of which Mr. Kappel is the chief executive officer.

(11) Includes 1,026 shares jointly owned by Mr. King and his spouse and options to purchase 3,397 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof.

(12) Includes options to purchase 9,626 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof.

(13) Includes 2,582 shares jointly owned by Mr. McKeown and his spouse and options to purchase 24,017 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof.

(14) Includes 36,177 shares held by the W. Harrison Vail 1997 Trust and options to purchase 23,012 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof.

(15) Includes 33,743 shares held by Mid Atlantic Capital Group, Inc., in which Mr. Warden has a 100% ownership interest.

(16) Shares jointly owned by Mr. Zappala and his spouse.

(17) Includes 801,302 shares owned of record and beneficially or owned beneficially through a nominee, 37,650 shares owned indirectly pursuant to TRBC's 401(k) Plan, options to purchase 114,147 shares of common stock that are currently exercisable, or become exercisable, within 60 days of the date hereof, and 219,228 shares held by or jointly with family members of certain directors and officers.

                     PRINCIPAL STOCKHOLDERS OF THREE RIVERS

     The following table sets forth the ownership of common stock by each person known by TRBC to beneficially own more than 5% of the common stock on February 28, 2002.

NAME AND ADDRESS OF                                          AMOUNT AND NATURE OF
BENEFICIAL OWNER                                             BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-------------------                                          --------------------    ----------------
Cameron Baird Foundation
c/o Brent D. Baird(1)......................................        606,357                7.11%
  1350 One M&T Plaza
  Buffalo, New York 14203

---------------
(1) According to a Schedule 13D filed on July 7, 2000, and subsequently amended on July 20, 2000 and September 14, 2000, The Cameron Baird Foundation, Bruce
    C. Baird, Michael C. Baird, Anne S. Baird, Jane D. Baird and First Carolina Investors, Inc. beneficially own, in the aggregate, the 606,357 shares reported in this table. The reporting persons deny that they are acting as a "group" with respect to the shares reported in this table. According to the
    Schedule 13D/A (Amendment No. 2), none of the reporting persons individually owns in excess of 5% of TRBC's common stock.

                   EXECUTIVE OFFICERS OF THREE RIVERS BANCORP

     The executive officers of TRBC as of March 11, 2002 and their respective ages and positions are set forth below:

NAME                                   AGE                            POSITION
----                                   ---                            --------
Terry K. Dunkle......................  60    Chairman and Chief Executive Officer
W. Harrison Vail.....................  61    President and Chief Operating Officer
Vincent L. Locher....................  37    Senior Vice President and Chief Lending Officer
Harry G. King........................  53    Senior Vice President of Bank Operations & Support Services
Anthony M. V. Eramo..................  36    Senior Vice President and Chief Financial Officer
Gary M. McKeown......................  57    Senior Vice President and Chief Credit Officer

     Set forth below are the positions held with TRBC, and other principal occupations and employment during the past five years, of the executive officers set forth above.

     Terry K. Dunkle has served as TRBC's Chairman and Chief Executive Officer since its organization on April 1, 2000. Prior to that, Mr. Dunkle served as the Chairman, President and Chief Executive Officer of AmeriServ Financial, Inc. and Chairman of Three Rivers Bank from February 1994.

     W. Harrison Vail has served as TRBC's President and Chief Operating Officer since its organization on April 1, 2000. Mr. Vail is also the President and Chief Operating Officer of Three Rivers Bank, a position he has held since April 2000. Mr. Vail served as the President and Chief Executive Officer of Three Rivers Bank from 1985 to March 2000. Mr. Vail also serves as President and Chief Operating Officer of TRB Financial Services, Inc., a position he has held since August 2000. He is also the President of TRB Realty Corp., a position he has held since October 1999.

     Vincent W. Locher has served as Three Rivers Bank's Senior Vice President and Chief Lending Officer since 1996. Mr. Locher has been involved in the commercial lending business since 1986.

     Harry G. King has served as Three Rivers Bank's Senior Vice President since 1995. Mr. King is also head of Bank Operations and Bank Support Services, positions he has held since 1998.

     Anthony M. V. Eramo has served as Three Rivers Bank's Senior Vice President and Chief Financial Officer since May 2001. Mr. Eramo served as Three Rivers Bank's Vice President and Chief Financial Officer from April 2000 to May 2001. Prior to that, Mr. Eramo served as Vice President and Manager of Specialized Accounting for AmeriServ Financial, Inc. since 1996.

     Gary M. McKeown has served as Three Rivers Bank's Senior Vice President and Chief Credit Officer since its organization on April 1, 2000. Prior to that, Mr. McKeown served in the same capacity for AmeriServ Financial, Inc. since 1986.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for services rendered in all capacities to TRBC and its subsidiaries for the years ended December 31, 2001, 2000 and 1999 for Terry K. Dunkle, the Chief Executive Officer of TRBC, and the other three most highly compensated individuals who served as executive officers of TRBC at December 31, 2001 and who earned in excess of $100,000 in 2001. The compensation described in this table was paid by TRBC or one of its current or prior affiliates.

                                                        ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                          ------------------------------------------------   ------------------------------
                                                                               OTHER         SECURITIES
                                                                               ANNUAL        UNDERLYING      ALL OTHER(1)
                                          YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTIONS (#)   COMPENSATION ($)
                                          ----   ----------   ---------   ----------------   -----------   ----------------
OFFICER AND POSITION AT TRBC
Terry K. Dunkle.........................  2001    276,000          --           --              7,500            6,636
  Chairman and Chief                      2000    292,000(2)       --           --              7,500            5,400
  Executive Officer                       1999    340,042(3)   58,837           --                 --           27,050
W. Harrison Vail........................  2001    181,500          --           --              6,000           10,868
  President and Chief                     2000    181,500          --           --              6,000           10,261
  Operating Officer                       1999    181,500      27,951           --                 --           14,647
Vincent Locher..........................  2001    123,000          --           --              5,000            4,117
  Senior Vice President                   2000    115,000      20,000           --             15,000            4,344
  and Chief Commercial Loan Officer       1999     93,500      15,766           --                 --           11,230
Harry G. King...........................  2001    100,257          --           --              4,000            3,748
  Senior Vice President --                2000     97,812          --           --              4,000            3,843
  Support Services                        1999     94,050      14,919           --                 --           10,366

---------------
(1) Includes for 2001 for Messrs. Dunkle, Vail, Locher and King, respectively, the following compensation amounts: (i) matching contributions to the individual's account under the 401(k) plan of $3,180, $5,231, $3,690 and $2,882; (ii) life insurance premiums of $3,456, $5,637, $427 and $865.

(2) $42,500 is attributed to Mr. Dunkle's salary at AmeriServ Financial, Inc. during the first quarter of 2000.

(3) Salary at AmeriServ Financial, Inc.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information on grants to the executive officers named in the Summary Compensation Table of options to purchase shares of common stock pursuant to the Three Rivers Bancorp Stock Long-Term Incentive Plan during the year ended December 31, 2001.

                                  NUMBER                                                       POTENTIAL REALIZABLE VALUE AT
                              OF SECURITIES      % OF TOTAL      EXERCISE OR                ASSUMED ANNUAL RATES OF STOCK PRICE
                                UNDERLYING     OPTIONS GRANTED   BASE PRICE                  APPRECIATION FOR OPTION TERM ($)
                                 OPTIONS        TO EMPLOYEES     -----------   EXPIRATION   -----------------------------------
NAME                          GRANTED (#)(1)   IN FISCAL YEAR     ($/SHARE)       DATE       0%         5%             10%
----                          --------------   ---------------   -----------   ----------   ----   ------------   -------------
Terry K. Dunkle.............      7,500             12.8%          $10.82       9/27/11      $0    $    51,035    $    129,332
W. Harrison Vail............      6,000             10.3%          $10.82       9/27/11      $0    $    40,828    $    103,466
Vincent Locher..............      5,000              8.5%          $10.82       9/27/11      $0    $    34,023    $     86,221
Harry G. King...............      4,000              6.8%          $10.82       9/27/11      $0    $    27,219    $     68,977
Gains applicable to all
  Shareholders(2)...........                                                                 $0    $57,975,532    $146,921,380

---------------
(1) Options in 2001 were granted under the Three Rivers Bancorp Long-Term Incentive Plan with an exercise price equal to fair market value on the date of grant. The options vest in four equal annual installments.

(2) The potential realizable gain to all shareholders (based on 8.52 mm shares of Three Rivers Bancorp Common Stock outstanding and the market price of $10.82) at 0%, 5% and 10% assumed annual growth rates over a term of ten years is provided as a comparison to the potential gain realizable by the Named Officers at the same assumed annual rates of stock appreciation.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The information set forth in the following table relates to options to purchase shares of Three Rivers Bancorp common stock that were exercised by the executive officers named in the Summary Compensation Table in 2001.

                                                                    SHARES UNDERLYING
                                                                   UNEXERCISED OPTIONS                  VALUE OF IN-THE-MONEY
                             SHARES                               AT DECEMBER 31, 2001             OPTIONS AT DECEMBER 31, 2001(2)
                          ACQUIRED ON         VALUE        -----------------------------------   -----------------------------------
NAME                      EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE (#)   UNEXERCISABLE (#)   EXERCISABLE ($)   UNEXERCISABLE ($)
----                      ------------   ---------------   ---------------   -----------------   ---------------   -----------------
Terry K. Dunkle.........     5,138           $13,209           55,792             13,125             $78,866            $36,506
W. Harrison Vail........     5,868           $23,978           28,879             10,500             $35,765            $29,205
Vincent Locher..........         0           $     0            6,293             15,417             $ 9,479            $32,671
Harry G. King...........         0           $     0            3,397              7,000             $ 5,449            $19,470

---------------
(1) Represents the aggregate dollar value realized upon exercise.

(2) "In-the-money-options" are stock options with respect to which the market value of the underlying shares of Three Rivers Bancorp Common stock exceeded the exercise price at December 31, 2001. The value of such options is determined by subtracting the aggregate exercise price for such options from the aggregate fair market value of the underlying shares of Three Rivers Bancorp Common stock on December 31, 2001.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE OF TRBC

  Role of the Compensation Committee

     The Compensation Committee of TRBC governs TRBC's compensation programs. The objectives of the Compensation Committee are to ensure that executive compensation programs are competitive with peer organizations, consistent with TRBC's long-term business goals, efficient in light of tax, accounting, and regulatory issues, and help attract and retain highly qualified executives. Prominent among the Compensation Committee's duties are the oversight of executive salaries, TRBC's annual incentive plan, and its long-term incentive plans.

  Policy on Executive Compensation

     The objectives mentioned above are reflected in TRBC's executive compensation policy which is highlighted below.

     - Base salaries are to be consistent with competitive practices for similar positions at comparable organizations.

     - The annual incentive plan should be used to focus management on explicit annual performance objectives, the achievement of which contributes to TRBC's long-term success. The plan should also place a portion of total compensation at risk and ensure that all participants have a vested interest in the success of TRBC. The plan should provide compensation opportunities that are in line with competitive practices.

     - Long-term incentive plan(s) should be used to provide key employees additional incentive to contribute to the success of TRBC by making a portion of compensation contingent upon the sustained future success of TRBC. Long-term incentive awards should be consistent with competitive practices.

     - Competitive pay practices are determined using two sources. A periodic review of comparably sized bank holding companies located in nearby states is used as one benchmark. Published banking industry compensation surveys are used to supplement the peer data. (The indices used in the Performance Graph are not intended to be replicas of the banks represented in the compensation surveys.)

  Relationship of Pay to Performance

     The Compensation Committee may use annual and long-term incentive programs to link pay and performance. Given that 2001 represented somewhat of a transition year for TRBC, no annual incentive plan was implemented for 2001.

     Under the Executive Annual Incentive Plan approved for 2002, participants are eligible to receive performance-based compensation on a quarterly and annual basis. Incentive awards for all participants are based on three corporate performance measures -- return on equity (ROE), earnings per share (EPS) and efficiency ratio. Incentive awards for all but the Chief Executive Officer are also determined in part by the individual's performance. All incentive awards are contingent upon maintaining a satisfactory CAMEL rating (a regulatory measure of TRBC's overall financial soundness).

     The Compensation Committee administers two long-term incentive plans -- the Three Rivers Bancorp Stock Option Plan and the Three Rivers Bancorp Long-Term Incentive Plan. The Stock Option Plan was established primarily to convert outstanding AmeriServ Financial, Inc. stock options into options of equivalent value on Three Rivers common stock in connection with the spin-off of Three Rivers from AmeriServ Financial, Inc. The Long-Term Incentive Plan was established to provide a framework for possible future awards of stock options, as well as other award types, such as performance shares and restricted stock. In September 2001, the Compensation Committee awarded stock options to key employees under the Long-Term Incentive Plan. The option awards make a portion of compensation dependent on the success of TRBC and its stock price. The Compensation Committee determined that such awards were appropriate given the objectives of its executive compensation policy.

  2001 Compensation for the Chief Executive Officer

     The CEO's salary has remained at the level of $276,000 since TRBC's public offering. This salary level was, at the time, viewed by the Compensation Committee as approximating the median of competitive practices.

     No annual incentive plan was implemented for 2001; therefore, Mr. Dunkle did not receive an annual incentive award for 2001.

     In September, the Compensation Committee awarded Mr. Dunkle 7,500 stock options with an exercise price equal to the fair market value of Three Rivers Bancorp common stock ($10.82). The option award vests in four equal annual installments. The Compensation Committee believes this option award to be consistent with its executive compensation policy.

  Impact of IRC Section 162(m)

     Section 162(m) of the Internal Revenue Code (IRC) limits the deductibility of compensation paid to an employee in excess of $1,000,000. Certain "performance-based" compensation is exempt from Section 162(m) if certain criteria are met. Currently, the Compensation Committee does not anticipate the loss of any deduction due to Section 162(m). The Compensation Committee will continue to monitor the potential impact of Section 162(m) and take such actions as it deems appropriate.

Submitted by: The Compensation Committee of
the Board of Directors of Three Rivers Bancorp, Inc.

     Clifford A. Barton (Chairman)
     Marylouise Fennell
     I.N. Rendall Harper, Jr.
     Charles R. Zappala

PENSION PLAN -- THREE RIVERS BANK

     Three Rivers Bank maintained a defined benefit pension plan that was established in 1970 and revised on July 1, 1993 (the "Three Rivers Plan"). Employees retiring on or after July 1, 1993 will receive a benefit based upon the Three Rivers Plan formula but not less than the benefit earned through June 30, 1993, under the former Three Rivers Plan formula.

     The table below sets forth the estimated annual benefits payable on retirement at normal retirement age (age 65) under the Three Rivers Plan based on benefit accruals through December 31, 2001 for specified salary and years of service classifications.

                            ANNUAL BENEFITS PAYABLE

                                                        YEARS OF CREDITED SERVICE
                                           ---------------------------------------------------
FINAL BASE SALARY                             5         10         15         20         25
-----------------                          -------    -------    -------    -------    -------
$ 70,000.................................  $ 8,633    $17,267    $25,900    $25,900    $25,900
$ 90,000.................................  $11,100    $22,200    $33,300    $33,300    $33,300
$110,000.................................  $13,567    $27,133    $40,700    $40,700    $40,700
$130,000.................................  $16,033    $32,067    $48,100    $48,100    $48,100
$150,000.................................  $18,500    $37,000    $55,500    $55,500    $55,500
$170,000.................................  $20,967    $41,933    $62,900    $62,900    $62,900
$190,000.................................  $20,967    $41,933    $62,900    $62,900    $62,900
$210,000.................................  $20,967    $41,933    $62,900    $62,900    $62,900
$230,000.................................  $20,967    $41,933    $62,900    $62,900    $62,900

     Remuneration for pension purposes under the Three Rivers Plan is base pay excluding overtime, bonus or reimbursement of business expenses.

     Benefits are limited by Internal Revenue Code Section 401(a)(17). For 2001, this compensation limit was $170,000. The limits are subject to cost of living adjustments.

     As of December 31, 2001, Messrs. Dunkle, Vail, Locher, and King had 14, 18, 15, and 30 years of credit service, respectively.

     The benefits are paid for the life of the employee with a right of survivorship with respect to ten years of post-retirement benefits. Other optional forms of benefit are available in actuarially equivalent amounts. The benefits are not subject to any deduction for Social Security or other offset amounts.

     Three Rivers Bank expects to make a total contribution to the Three Rivers Plan of $666,902 in 2002 for the 2001 Plan year.

SUPPLEMENTAL PENSION PLANS

     In 2001, the Compensation Committee approved a deferred compensation arrangement for Mr. Dunkle. Under the terms of the arrangement, Mr. Dunkle is entitled to an annual retirement benefit equal to $31,600 plus 2.35% of his final average salary for each year of future service with TRBC. Benefits commence at the later of Mr. Dunkle's termination from service or age 65. Benefits are payable until the earlier of 240 months or Mr. Dunkle's death. A 50% survivor benefit is payable in the event that he dies before receipt of 240 monthly payments. This agreement is not intended to be a funded plan for federal income tax purposes.

     In connection with the deferred compensation arrangement, TRBC has purchased an insurance policy on Mr. Dunkle's life. The life insurance policy has been assigned to a Rabbi Trust established by TRBC to assist TRBC in satisfying its obligations to Mr. Dunkle. The Trust, as trustee, is the policy owner and beneficiary. Mr. Dunkle remains a general unsecured creditor of TRBC and the assets of the trust are subject to the claims of creditors.

     The Board of Directors also approved the purchase of an individual disability income policy for Mr. Dunkle. Mr. Dunkle has collaterally assigned the policy to TRBC so that in the event of his disability prior to retirement, the policy will pay TRBC a monthly benefit sufficient to pay the premium on the life insurance policy on Mr. Dunkle's life. This would relieve TRBC of the obligations to pay premiums on the policy if Mr. Dunkle becomes disabled, without reducing the promised retirement benefits to Mr. Dunkle.

     TRBC has provided additional life insurance and retirement benefits for Mr. Dunkle funded through a split-dollar life insurance policy. TRBC pays a portion of the premiums until Mr. Dunkle's normal retirement. At Mr. Dunkle's retirement, TRBC will recover, through a withdrawal from the policy, its cumulative premiums or the policy cash value if less. Mr. Dunkle will receive a paid-up life insurance policy that will include any remaining cash value. If Mr. Dunkle dies prior to retirement, TRBC will be reimbursed for its total premiums from the insurance proceeds. The annual premium paid by TRBC is $10,000 per year, and TRBC has an interest in the policy cash value equal to the lesser of its cumulative premiums or the policy cash value.

     TRBC maintains a nonqualified deferred compensation plan under which executives may defer the payment of certain forms of stock compensation as well as compensation in addition to that which is permitted under its retirement plans under Code Section 401(a). This plan is unfunded for tax and ERISA purposes.

CHANGE IN CONTROL AGREEMENTS

     In 2000, TRBC entered into Change in Control Agreements with Messrs. Dunkle, Vail, Eramo and Locher, pursuant to which TRBC agreed to provide the executives with severance benefits upon the occurrence of certain enumerated events following a change in control of TRBC. The initial term of the agreements is three years, subject to an automatic three-year extension on each anniversary date thereof, unless either party gives notice to the other of an intention not to renew. Under the agreements, upon the occurrence of a triggering event following a change in control, Mr. Dunkle would be entitled to receive approximately 2.99 times his combined salary and bonus which will be determined
(a) during the initial three-year term of the agreement by reference to his highest salary and bonus paid in the year in which he is terminated or in any one of the last five fiscal years preceding such termination, and (b) after the expiration of the initial term, by reference to the average of the executive's combined salary and bonus in the preceding five years. The change in control agreements for each of Messrs. Vail, Eramo and Locher are identical, except that Messrs. Eramo and Locher will receive one times their combined base salary and bonus and Mr. Vail will receive 1.5 times his combined base salary and bonus. The executives, in their discretion, may receive these payments in a lump sum or on a monthly installment basis. The change in control agreements also entitle the executives to continued participation in the employee benefits plans of TRBC for a period of three years with respect to Mr. Dunkle, eighteen months with respect to Mr. Vail and one year with respect to Messrs. Eramo and Locher. In the event that Mr. Dunkle, Mr. Vail, Mr. Eramo or Mr. Locher are ineligible to continue participation in the employee benefits plans of TRBC, TRBC shall, in lieu of such participation, pay the ineligible individual a dollar amount equal to the dollar amount of the benefit that was forfeited as a result of his ineligibility or a dollar amount equal to the cost to the individual to obtain such benefits in the case of any life, disability or medical insurance plans or programs. In addition, the Agreements provide that options held by the executives to acquire TRBC common stock, to the extent not currently exercisable, will become immediately exercisable upon the occurrence of a triggering event following a change in control and may be exercised by the executives at any time prior to the earlier of the expiration date of the options or 90 days after the executive's termination. The agreements also require TRBC to make additional payments to the executives in the event that the severance payments described above result in the imposition of an excise tax, pursuant to Section 4999 of the Internal Revenue Code on the payment of such amounts.

STOCK PERFORMANCE GRAPH

     The following graph compares the percentage change in TRBC's cumulative total stockholder return from April 3, 2000, the date on which the common stock began trading on the Nasdaq National Market, to December 31, 2001, with the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Bank Stocks for the same period.

  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS PERFORMANCE GRAPH FOR THREE
                                 RIVERS BANCORP
[PERFORMANCE GRAPH]

                                                                                                         NASDAQ BANK STOCKS|SIC
                                                                             NASDAQ STOCK MARKET (US    6020 - 6029, 6710 - 6719
                                                  THREE RIVERS BANCORP             COMPANIES)                 US & FOREIGN
                                                  --------------------       -----------------------    ------------------------
12/31/99                                                                              96.483                     108.716
                                                                                      92.912                     102.075
                                                                                     110.575                      91.993
                                                                                     108.297                       98.20
                                                         100.00                       100.00                      100.00
                                                         82.941                       91.092                      95.512
                                                         75.294                       80.103                     100.221
06/30/00                                                 62.698                       94.159                      95.572
                                                         78.224                        89.06                      99.553
                                                         77.579                       99.586                      106.85
                                                         77.579                       86.652                     113.744
                                                         76.367                       79.501                     112.279
                                                         80.003                       61.291                     113.082
12/29/00                                                  81.20                        58.00                      124.00
06/2001                                                  113.40                        51.10                      132.50
12/2001                                                  128.60                        46.00                      134.30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     For the fiscal year ended December 31, 2001, each director, executive officer and holder of more than 10% of TRBC's common stock of which TRBC is aware timely filed all required reports under Section 16(a) of the Securities Exchange Act of 1934.

OTHER TRANSACTIONS AND RELATIONSHIPS

     Three Rivers Bank occasionally engages in ordinary course banking transactions with its officers and directors and the officers and directors of TRBC which at times involve loans in excess of $60,000.00. This practice will likely continue. All loans to such persons have been made, and in the future will be made, in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, and will not, involve more than normal risk of collectibility or present other unfavorable features. These loans represented in the aggregate 1.1% of stockholders' equity as of December 31, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Other than as set forth below, no member of the Compensation Committee is or has ever been an employee of TRBC and no executive officer of TRBC has served as a director or member of a compensation committee of another company of which any member of the Compensation Committee is an executive officer.

     Mr. Barton served as the Chairman, President and Chief Executive Officer of AmeriServ Financial, Inc. and the Chairman of Three Rivers Bank until January 31, 1994.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP has audited the consolidated financial statements of TRBC for the year ended December 31, 2001, and has been appointed by TRBC's Board of Directors as TRBC's independent auditors for 2002. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, have an opportunity to make a statement if they so desire and respond to appropriate questions that may be asked by stockholders.

CHANGE OF INDEPENDENT ACCOUNTS

     On May 22, 2000, TRBC terminated the engagement of Arthur Andersen LLP ("Arthur Anderson") as its Independent Public Accountants. On May 23, 2000, TRBC engaged Ernst & Young LLP to audit its consolidated financial statements for the year ending December 31, 2000. This change in accountants was approved and ratified by the Audit Committee of TRBC's Board of Directors.

     Arthur Anderson's report on TRBC's consolidated financial statements at and for each of the two years in the period ended December 31, 1999, as filed with TRBC's Form 10, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principles.

     During TRBC's two most recent fiscal years and the subsequent interim period ending May 22, 2000, there were no disagreements between TRBC and Arthur Anderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and no otherwise reportable events, which disagreements or events, if not resolved to such accountant's satisfaction, would have caused Arthur Anderson to make reference to the subject matter of the disagreement or event in connection with its report on the consolidated financial statements of TRBC.

AUDIT FEES

     The aggregate fees of Ernst & Young LLP for professional services rendered for the audit of TRBC's annual financial statements for 2001 and the reviews of the financial statements included in TRBC's Forms 10-Q for 2001 were $131,500.

ALL OTHER FEES

     Ernst & Young LLP also provided periodic services related to tax and accounting matters. The aggregate fees for these services for 2001 were $92,236.

                                 MISCELLANEOUS

SOLICITATION OF PROXIES

     The cost of soliciting proxies for the annual meeting will be borne by TRBC. In addition to the use of the mails, some directors and officers of TRBC may solicit proxies, without compensation, in person, by telephone, telegram, or otherwise. Arrangements will be made with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and TRBC will reimburse them for reasonable expenses they incur in so doing.

FINANCIAL INFORMATION

     TRBC will provide without charge to each shareholder upon the written request of such shareholder a copy of the Three Rivers Bancorp, Inc. Annual Report and Form 10-K for the year ended December 31, 2001, including the financial statements and financial statement schedules, filed with the SEC. Requests for such information should be sent to Anthony M. V. Eramo, Senior Vice President and Chief Financial Officer, Three Rivers Bancorp, Inc., 2681 Mosside Boulevard, Monroeville, PA 15146.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Appropriate proposals of shareholders intended to be presented at the 2003 annual meeting must be received by TRBC for inclusion in its proxy statement and form of proxy relating to that meeting on or before November 26, 2002. In addition, TRBC's By-laws provide that if a shareholder intends to present a proposal at the 2003 annual meeting other than through inclusion of such proposals in the proxy materials for that meeting, TRBC must receive notice of the proposals no earlier than October 27, 2002 and no later than December 26, 2002. If the notice is not received by TRBC by that date, the proposal may not be presented at the 2003 annual meeting.

                                  DETACH HERE

                                     PROXY

                           THREE RIVERS BANCORP, INC.
                 2681 MOSSIDE BOULEVARD, MONROEVILLE, PA 15146
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 25, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony DeJulius and Michael Georgalas, or either of them as proxies, each with power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of the common stock, par value $0.01 per share (the "Common Stock"), of Three Rivers Bancorp, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 25, 2002 commencing at 1:30 p.m., local time, at the Radisson Hotel Pittsburgh, 101 Mall Boulevard, Monroeville, Pennsylvania, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ALL NOMINEES.

 ----------------                                              ----------------
[SEE REVERSE SIDE]    PLEASE DATE AND SIGN ON REVERSE SIDE    [SEE REVERSE SIDE]
 ----------------                                              ----------------

THREE RIVERS BANCORP, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398









                                  DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSAL 2.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2.

1. The election of all four of the following the nominees to serve as Class II directors, each to serve for a three-year term until the annual meeting of shareholders to be held in 2005.

   Nominees: (01) J. Thomas Allen, (02) L.N. Randall Harper, Jr., (03) W. Harrison Vail, (04) Charles R. Zappala

            FOR [ ]               [ ] WITHHOLD
                                      AUTHORITY
                                      TO VOTE FOR
                                      NOMINEE

            [ ]___________________________________
               For all nominees except as noted above

2. The selection of Ernst & Young LLP as independent auditors for the Company in 2002.

            FOR    AGAINST   ABSTAIN
            [ ]    [ ]       [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [ ]


NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

Signature: _______________  Date: ____  Signature: _______________  Date: ____